UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): 6/15/2023

Gaming and Leisure Properties, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-36124	46-2116489
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)
845 Berkshire Blvd., Suite 200
Wyomissing, PA 19610
(Address of principal executive offices)

610-401-2900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	GLPI	Nasdaq
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On June 15, 2023, Gaming and Leisure Properties, Inc. (the “Company”) held its 2023 Annual Meeting of Shareholders (the “Annual Meeting”). A total of 262,656,820 shares of the Company’s Common Stock were entitled to vote as of April 11, 2023, the record date for the Annual Meeting, of which 236,225,554 shares were present in person or by proxy at the Annual Meeting. The following is a summary of the final voting results for each matter presented to shareholders.

PROPOSAL 1. Election of directors to hold office until the 2024 Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified.

Nominee	For	Against	Abstain	Broker Non-Votes
Peter M. Carlino	213,022,083	9,519,933	73,828	13,609,710
JoAnne A. Epps	217,448,281	5,071,253	96,310	13,609,710
Carol (“Lili”) Lynton	217,969,789	4,549,017	97,038	13,609,710
Joseph W. Marshall, III	217,411,849	5,116,213	87,782	13,609,710
James B. Perry	216,703,800	5,833,593	78,451	13,609,710
Barry F. Schwartz	220,148,909	2,382,079	84,856	13,609,710
Earl C. Shanks	220,947,622	1,580,195	88,027	13,609,710
E. Scott Urdang	201,105,470	21,424,682	85,692	13,609,710

PROPOSAL 2. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the current fiscal year ending December 31, 2023.

For	Against	Abstentions
235,373,628	241,536	610,390

PROPOSAL 3. Approval of, on a non-binding advisory basis, the Company’s executive compensation.

For	Against	Abstentions	Broker Non-Votes
209,844,546	12,579,236	192,062	13,609,710

PROPOSAL 4. Approval of, on a non-binding advisory basis, the frequency of future advisory votes to approve the Company's executive compensation.

Every year	Every 2 years	Every 3 years	Abstentions	Broker Non-Votes
217,621,840	87,342	4,786,304	120,358	13,609,710

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 16, 2023	GAMING AND LEISURE PROPERTIES, INC.

	By:	/s/ Peter M. Carlino
	Name:	Peter M. Carlino
	Title:	Chairman of the Board and Chief Executive Officer

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